CARLYLE CREDIT INCOME FUND (CCIF) May 2025 Obligor % Total First Lien Loan 96.49% Unsecured Loan 0.00% Second Lien Loan 0.64% Senior Secured Bond 1.89% Senior Unsecured Bond 0.93% Unsecured Bond 0.04% Total 100.00% 1 Past performance is not indicative of future results or a guarantee of future returns. Please review the Important Information. 1. Percentages may not sum due to rounding. 2. J.P. Morgan Default Monitor as of May 31, 2025. Ticker Symbol CCIF Total Net Asset Value (est.) $138.10 Million Net Asset Value per share (est.) $6.55 Closing Price per share $6.56 Premium / Discount 0.15% Total Market Capitalization $138.22 Million Current Dividend Rate 19.21% Frequency of Common Stock Dividend Payments Monthly Insider Ownership 23.36% PIE CHART Reference PPT template for styling PORTFOLIO SUMMARY Number of Unique Underlying Loan Obligors 1,475 Number of Underlying Loans 2,031 Aggregate Balance of Underlying Loans $28.96 Billion Average Individual Loan Obligor Exposure 0.07% Currency: USD Exposure 100.00% Aggregate Indirect Exposure to Senior Secured Loans 96.49% Weighted Average Junior OC Cushion 4.50% Weighted Average Market Price of Loan Collateral 97.00 TOP 5 EQUITY POSITIONS Apidos CLO XXXIII 6.45% Voya CLO 2020-2 4.84% Rad CLO 3 3.81% AIMCO CLO 10 3.41% Benefit Street Partners CLO XXIII 2.94% DIVERSIFICATION BY CREDIT TYPE OF UNDERLYING OBILIGORS1 SUMMARY OF UNDERLYING PORTFOLIO COMMON STOCK DATA AS OF 5/31/25 TOP 5 POSITIONS Weighted Average Remaining CLO Reinvestment Period 3.3 years CCIF’s Last 12 Month Default Rate including Distressed Exchanges of Underlying Loans 1.24% Loan Market Default Rate including Distressed Exchanges2 3.62% Ticker Symbol CCIA Closing Price per share $25.55 LISTED PREFERRED STOCK DATA AS OF 5/31/25 0.63% 98.30% 1.07% CLO Debt CLO Equity Legacy Real Estate Loans

CARLYLE

CARLYLE CREDIT INCOME FUND (CCIF)

May 2025

UNDERLYING LOAN METRICS

WEIGHTED AVERAGE RATING DISTRIBUTION[1]



Wtd Avg = B
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.3%
0.1%
0.7%
1.5%
6.1%
6.5%
10.8%
15.5%
33.4%
17.9%
2.6%
1.8%
0.9%
2.0%
A- and higher
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
Below CCC
NR

WEIGHTED AVERAGE MATURITY DISTRIBUTION[1]



Wtd Avg = 4.6 years
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.2%
1.7%
6.1%
26.8%
15.6%
13.0%
36.5%
2025
2026
2027
2028
2029
2030
2031+

WEIGHTED AVERAGE PRICE DISTRIBUTION[1]



Wtd Avg = 97.00
60%
50%
40%
30%
20%
10%
0%
2.2%
1.0%
5.4%
6.1%
7.5%
52.6%
25.2%
<70
70-80
80-90
90-95
95-97.5
97.5-100
>100.00

WEIGHTED AVERAGE STATED SPREAD DISTRIBUTION[1]



Wtd Avg = 3.23%
30%
25%
20%
15%
10%
5%
0%
6.0%
14.8%
16.3%
24.5%
15.6%
10.7%
5.2%
3.7%
1.9%
1.3%
<2.0%
2.0-2.5%
2.5-3.0%
3.0-3.5%
3.5-4.0%
4.0-4.5%
4.5-5.0%
5.0-5.5%
5.5-6.0%
>6%

TOP 10 UNDERLYING OBLIGORS

Obligor	% Total
Medline	**0.50%**
Calpine	**0.49%**
Sedgwick Claims Management Service	**0.49%**
TransDigm	**0.48%**
Quikrete Companies	**0.46%**
TIBCO Software	**0.46%**
Caesars Entertainment	**0.43%**
Citadel Securities LP	**0.42%**
Clarios Global LP	**0.41%**
Belron Finance US	**0.41%**
Total	4.55%

TOP 10 INDUSTRIES OF UNDERLYING OBLIGORS

Industry	% Total
High Tech	**12.05%**
Healthcare & Pharmaceuticals	**11.31%**
Banking, Finance, Insurance & Real Estate	**10.15%**
Services: Business	**8.43%**
Hotels, Gaming & Leisure	**5.13%**
Construction & Building	**5.07%**
Capital Equipment	**4.49%**
Chemicals, Plastics & Rubber	**3.89%**
Aerospace & Defense	**3.73%**
Beverage, Food & Tobacco	**3.68%**
Total	**67.93%**

Past performance is not indicative of future results or a guarantee of future returns. Please review the Important Information.

1. Percentages may not sum due to rounding.

2

IMPORTANT INFORMATION © 2025 Carlyle Credit Income Fund. All Rights Reserved Investors should consult with their financial advisor about the suitability of CCIF in their portfolio. Investing in CCIF involves a high degree of risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. This is a non-diversified closed-end fund. Shares of CCIF’s common stock are listed on the New York Stock Exchange. Shares of closed-end funds frequently trade at a discount from their net asset value (NAV), which may increase investors’ risk of loss. CCIF cannot predict whether its shares will trade at, below or above NAV. There is no assurance that CCIF’s investment objectives will be achieved or that monthly distributions paid by CCIF will be maintained at the targeted level or that dividends will be paid at all. CCIF’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to CCIF for investment. A return of capital to shareholders is a return of a portion of their original investment in CCIF, thereby reducing the tax basis of their investment. This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, does not constitute a solicitation of an offer to buy or sell CCIF’s shares, and is not for use to avoid any penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation. Investing involves risk. CCIF invests primarily in below investment grade instruments, which are commonly referred to as “high yield” securities or “junk” bonds. CCIF invests a significant portion of its assets in CLO junior debt and equity securities, which often involve risks that are different from or more pronounced than risks associated with other types of credit instruments. Because of the risks associated with investing in high yield securities, an investment in CCIF should be considered speculative. Investors should carefully consider the investment objective, risks, charges and expenses of CCIF before investing. CCIF’s filings with the Securities and Exchange Commission (“SEC”) contain information about CCIF’s investment objectives, risks, charges and expenses as well as other information about CCIF. These filings should be read carefully before investing. CCIF’s filings with the SEC may be found on the SEC’s website (www.sec.gov) or on CCIF’s website, www.carlylecreditincomefund.com. ABOUT CARLYLE The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry experience that deploys private capital across three business segments: Global Private Equity, Global Credit and Carlyle AlpInvest. With approximately $453 billion of assets under management as of March 31, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. The Carlyle Group employs more than 2,300 people in 29 offices across 4 continents as of March 31, 2025. 3 CARLYLE CREDIT INCOME FUND (CCIF) May 2025 Past performance is not indicative of future results or a guarantee of future returns. Please review the Important Information.